UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

Mercer Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56575	92-3452469
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Irmscher Blvd, Celina, Ohio		45822
(Address of Principal Executive Offices)		(Zip Code)

(419) 586-5158

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 26, 2023, Mercer Bancorp, Inc. (the “Company”), the holding company for Mercer Savings Bank (the “Bank”), issued a press release announcing that the Company had completed its initial public offering in connection with the Bank’s conversion from the mutual form of organization to the stock form of organization, effective July 26, 2023. The Company’s common stock is expected to be quoted on the OTCQB Market operated by the OTC Markets Group under the symbol “MSBB” beginning on July 27, 2023. For further information, reference is made to the press release dated July 26, 2023, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99	Press Release Dated July 26, 2023

104	Cover Page Interactive Data File (Embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER BANCORP, INC.

Date: July 26, 2023	By:	/s/ Alvin B. Parmiter
Alvin B. Parmiter
President and Chief Executive Officer